UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 9, 2005
                                                   -------------


                       SANGUI BIOTECH INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)

                                    Colorado
          (State or other jurisdiction of Incorporation or organization

      000-21271                                         84-1330732
 -----------------------                    ---------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)

                Alfred-Herrhausen-Str. 44, 58455 Witten, Germany
               (Address of principal executive offices) (Zip Code)

                              011-49-2302-915-204
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to Simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                            Section 8 - Other Events

Item 8.01         Other Events


     On March 9, 2005, Sangui Biotech International, Inc. (Pink Sheets: SGBI) issued a press release announcing that SanguiBioTech GmbH, of Witten, Germany, a wholly-owned subsidiary of Sangui BioTech International, Inc., has been awarded the CE mark for its "Chitoskin" wound pads. The CE mark authorizes the company to distribute and sell this medical product in the member countries of the European Union with immediate effect. In the German speaking countries the product will be distributed by Karl Beese GmbH, a leading vendor and distributor of hospital supplies. The CE mark authorization includes an ISO 9000 certification of Sangui's quality management system.

     A copy of the press release is furnished as Exhibit 99.3 to this report.

     The information in this Current Report on Form 8-K, including the exhibit, is furnished under "Item 8.01 Other Events" in accordance with SEC Release No. 33-8216. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.


                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                        Sangui Biotech International, Inc.
                                        (Registrant)


Date: March 14, 2005                    /S/ Woldgang Barnikol
                                        ---------------------------------------
                                        By: Wolfgang Barnikol
                                        Its: President, CEO and CFO


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                                INDEX TO EXHIBITS


Exhibit Number                      Exhibit
         99.1                       Press Release dated March 9, 2005*

* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.

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